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                                                      File Number:333-126384
                                            filed Pursuant to Rule 497(e) of
                                                  the Securities Act of 1933

                        PIONEER GOVERNMENT INCOME FUND
                      Supplement dated November 24, 2015
   to Summary Prospectus, Prospectus and Statement of Additional Information
                            Dated December 1, 2014

The Board of Trustees of Pioneer Government Income Fund has approved the reorganization of the fund with and into Pioneer Bond Fund (the "Reorganization"). Each fund is managed by Pioneer Investment Management, Inc. ("Pioneer"). The Reorganization, which does not require shareholder approval, is subject to the satisfaction of certain conditions, and is expected to be completed in the first half of 2016.

Following is a brief description of certain aspects of the Reorganization:

    . Pioneer Government Income Fund and Pioneer Bond Fund have similar investment objectives. Pioneer Government Income Fund invests primarily in U.S. government securities. In contrast, Pioneer Bond Fund has a more flexible investment strategy, and may invest in corporate bonds and other debt instruments in addition to U.S. government securities. Pioneer Bond Fund also may invest up to 20% of its assets in debt securities rated below investment grade (known as "junk bonds"). Accordingly, as a result of the Reorganization, Pioneer Government Income Fund's shareholders, as shareholders of the combined fund, will be exposed to greater investment risk in general, including greater credit exposure, and may experience greater volatility.

    . The combined fund will pay a lower management fee rate than the management fee rate paid by Pioneer Government Income Fund.

    . The expense ratio of each class of shares of the combined fund is expected to be lower than the expense ratio of the corresponding class of shares of Pioneer Government Income Fund.

    . Pioneer Government Income Fund is relatively small in asset size. The larger asset size of the combined fund should allow it to have lower expenses, relative to Pioneer Government Income Fund, as fixed expenses will be shared over a larger asset base.

    . The Reorganization generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by either fund or by the shareholders of either fund as a direct result of the Reorganization.

Shareholders of Pioneer Government Income Fund who determine that they do not wish to become shareholders of Pioneer Bond Fund may (a) redeem their shares of Pioneer Government Income Fund prior to the Reorganization's closing date ("Closing Date") or (b) exchange their shares of Pioneer Government Income Fund prior to the Closing Date for shares of another Pioneer Fund by contacting Pioneer or their investment professional or financial intermediary. Please note that a redemption or an exchange of shares of Pioneer Government Income Fund will be a taxable event and a shareholder may recognize a gain or loss for federal income tax purposes in connection with that transaction.

Prior to consummation of the Reorganization, you will be sent an Information Statement containing important information about the Reorganization, including the date on which the Reorganization is expected to occur. Each fund's summary prospectus, prospectus and statement of additional information is available free upon request at www.pioneerinvestments.com or by calling 1-800-225-6292.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Each fund has a similar investment objective:

    .  Pioneer Government Income Fund - Current income.

    . Pioneer Bond Fund - To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.

In addition, each fund invests primarily in investment grade debt securities. However, there are differences in the funds' investment strategies. In particular, Pioneer Government Income Fund invests at least 80% of its assets in U.S. government securities. In contrast, Pioneer Bond Fund may invest in a significantly broader range of debt securities. Pioneer Bond Fund invests at least 80% of its assets in investment grade debt securities, including corporate bonds and other debt instruments in addition to U.S. government securities. Also, Pioneer Bond Fund may invest up to 20% of its net assets in debt securities rated below investment grade.

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As a result of the Reorganization, Pioneer Government Income Fund's
shareholders, as shareholders of the combined fund, will be exposed to greater investment risk in general, including greater credit exposure, and may experience greater volatility.

    . CREDIT RISK. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline.

    . HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.

MANAGEMENT FEES

The combined fund will pay a lower management fee rate than the management fee rate paid by Pioneer Government Income Fund:

    . Pioneer Government Income Fund's annual management fee is equal to 0.50% of the fund's average daily net assets up to $1 billion and 0.45% of the fund's average daily net assets over $1 billion.

    . The combined fund will pay an annual management fee equal to 0.40% of the fund's average daily net assets.

TOTAL EXPENSES

The expense ratio of each class of shares of the combined fund is expected to be lower than the expense ratio of the corresponding class of shares of Pioneer Government Income Fund:

    . The total annual fund operating expenses of Pioneer Government Income Fund for the twelve-month period ended July 31, 2015 were: Class A:
       1.33%; Class C: 2.02%; Class Y: 0.96%.

    . The pro forma total annual fund operating expenses of the combined fund, based on the twelve-month period ended June 30, 2015, are:
       Class A: 0.93%; Class C: 1.63%; Class Y: 0.58%. The net expense ratio for Class A shares is 0.85% based on current expense limitation arrangements.*

* For Pioneer Bond Fund, the fund's investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce fund expenses to 0.85% of the average daily net assets attributable to Class A shares. This expense limitation is in effect through November 1, 2017. There can be no assurance that the adviser will extend the expense limitation beyond such time.

FUND ASSETS

It is anticipated that the combined fund will have assets of approximately $3.3 billion. As of September 30, 2015, Pioneer Government Income Fund had assets of approximately $108 million.

PORTFOLIO MANAGERS

Day-to-day management of Pioneer Bond Fund is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by Charles Melchreit. Mr. Taubes and
Mr. Melchreit are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Pioneer's affiliates.

Mr. Taubes, Executive Vice President and Chief Investment Officer, U.S. of Pioneer, is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Mr. Taubes has served as portfolio manager of the fund since 2004.

Mr. Melchreit, Senior Vice President, joined Pioneer in 2006, and has served as portfolio manager of the fund since 2012.

Day-to-day management of Pioneer Government Income Fund is the responsibility of Richard Schlanger and Charles Melchreit.

                                                                  28998-00-1215
                                       (C) 2015 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC